Exhibit 99.2
HLTH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
		(Restated)		(Restated)
Revenue:
Services	$102,129	$265,606	$200,072	$518,351
Products	27,165	26,025	51,247	50,474

Total revenue	129,294	291,631	251,319	568,825

Cost of operations:
Services	44,129	157,625	88,643	313,984
Products	10,772	11,416	20,687	22,231

Total cost of operations	54,901	169,041	109,330	336,215

Development and engineering	4,767	9,057	9,341	17,921
Sales, marketing, general and administrative	58,340	72,033	118,739	142,213
Depreciation and amortization	11,678	17,221	22,405	33,775
Legal expense	471	275	791	817
Interest income	10,100	4,433	19,774	8,851
Interest expense	4,619	4,668	9,336	9,359
Transition services income	1,468	—	3,924	—
Other income (expense)	399	(2,072)	1,145	(2,072)

Income from continuing operations before income tax provision	6,485	21,697	6,220	35,304
Income tax provision	2,031	6,288	3,021	10,344
Minority interest in WHC income (loss)	843	(121)	958	(593)
Equity in earnings of EBS Master LLC	7,575	—	14,674	—

Income from continuing operations	11,186	15,530	16,915	25,553
(Loss) income from discontinued operations, net of tax	(56,649)	6,556	(56,676)	12,123

Net (loss) income	$(45,463)	$22,086	$(39,761)	$37,676

Basic (loss) income per common share:
Income from continuing operations	$0.06	$0.05	$0.10	$0.09
(Loss) income from discontinued operations	(0.31)	0.03	(0.32)	0.04

Net (loss) income	$(0.25)	$0.08	$(0.22)	$0.13

Diluted (loss) income per common share:
Income from continuing operations	$0.06	$0.05	$0.09	$0.09
(Loss) income from discontinued operations	(0.30)	0.02	(0.30)	0.04

Net (loss) income	$(0.24)	$0.07	$(0.21)	$0.13

Weighted-average shares outstanding used in computing (loss) income per common share:
Basic	180,219	285,086	178,115	286,141

Diluted	191,032	296,722	188,693	296,107

HLTH CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
		(Restated)		(Restated)
Revenue
Emdeon Business Services	$—	$187,858	$—	$370,709
WebMD	78,479	56,612	151,441	106,663
ViPS	25,885	24,845	52,544	48,681
Porex	25,003	22,659	47,712	43,246
Inter-segment eliminations	(73)	(343)	(378)	(474)

	$129,294	$291,631	$251,319	$568,825

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”)
Emdeon Business Services	$—	$44,765	$—	$82,972
WebMD	15,155	9,599	27,762	16,126
ViPS	5,094	5,057	9,934	10,215
Porex	7,343	7,045	13,817	12,599
Corporate	(6,483)	(11,495)	(13,214)	(22,633)

	$21,109	$54,971	$38,299	$99,279

Adjusted EBITDA per diluted common share (a)	$0.11	$0.19	$0.20	$0.34

Interest, taxes, non-cash and other items (b)
Depreciation and amortization	$(11,678)	$(17,221)	$(22,405)	$(33,775)
Non-cash stock-based compensation	(8,355)	(12,282)	(18,146)	(24,009)
Non-cash advertising	—	(1,189)	(2,320)	(2,794)
Legal expense	(471)	(275)	(791)	(817)
Interest income	10,100	4,433	19,774	8,851
Interest expense	(4,619)	(4,668)	(9,336)	(9,359)
Income tax provision	(2,031)	(6,288)	(3,021)	(10,344)
Minority interest in WHC (income) loss	(843)	121	(958)	593
Equity in earnings of EBS Master LLC	7,575	—	14,674	—
Other income (expense)	399	(2,072)	1,145	(2,072)

Income from continuing operations	11,186	15,530	16,915	25,553
(Loss) income from discontinued operations, net of tax	(56,649)	6,556	(56,676)	12,123

Net (loss) income	$(45,463)	$22,086	$(39,761)	$37,676

Basic (loss) income per common share:
Income from continuing operations	$0.06	$0.05	$0.10	$0.09
(Loss) income from discontinued operations	(0.31)	0.03	(0.32)	0.04

Net (loss) income	$(0.25)	$0.08	$(0.22)	$0.13

Diluted (loss) income per common share:
Income from continuing operations	$0.06	$0.05	$0.09	$0.09
(Loss) income from discontinued operations	(0.30)	0.02	(0.30)	0.04

Net (loss) income	$(0.24)	$0.07	$(0.21)	$0.13

Weighted-average shares outstanding used in computing (loss) income per common share:
Basic	180,219	285,086	178,115	286,141

Diluted	191,032	296,722	188,693	296,107

(a)	Adjusted EBITDA per diluted common share is based on the weighted-average shares outstanding used in computing diluted (loss) income per common share.
(b)	Reconciliation of Adjusted EBITDA to net (loss) income (see Annex A — Explanation of Non-GAAP Financial Measures).

HLTH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	June 30, 2007	December 31, 2006
Assets
Cash and cash equivalents	$509,969	$614,691
Short-term investments	228,922	34,140
Accounts receivable, net	117,045	121,608
Inventory	9,709	9,922
Due from EBS Master LLC	286	30,716
Prepaid expenses and other current assets	62,232	31,871

Total current assets	928,163	842,948

Marketable equity securities	3,166	2,633
Property and equipment, net	74,376	72,040
Goodwill	333,412	337,669
Intangible assets, net	121,260	129,473
Investment in EBS Master LLC	20,820	1,521
Other assets	39,607	65,659

Total Assets	$1,520,804	$1,451,943

Liabilities and Stockholders’ Equity
Accounts payable	$3,960	$3,996
Accrued expenses	58,043	113,175
Deferred revenue	100,154	87,438
Liabilities of discontinued operations	55,893	—

Total current liabilities	218,050	204,609

Convertible notes	650,000	650,000
Other long-term liabilities	32,357	24,179

Minority interest in WebMD Health Corp. (WHC)	111,876	101,860

Convertible redeemable exchangeable preferred stock	—	98,768

Stockholders’ equity	508,521	372,527

Total Liabilities and Stockholders’ Equity	$1,520,804	$1,451,943

HLTH CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Six Months Ended
	June 30,
	2007	2006
		(Restated)
Cash flows from operating activities:
Net (loss) income	$(39,761)	$37,676
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Loss (income) from discontinued operations, net of tax	56,676	(12,123)
Depreciation and amortization	22,405	33,775
Minority interest in WHC income (loss)	958	(593)
Equity in earnings of EBS Master LLC	(14,674)	—
Amortization of debt issuance costs	1,447	1,461
Non-cash advertising	2,320	2,794
Non-cash stock-based compensation	18,146	24,009
Deferred income taxes	1,052	1,736
EBS working capital adjustment	(399)	—
Reversal of income tax valuation allowance applied to goodwill	760	4,043
Changes in operating assets and liabilities:
Accounts receivable	4,922	(5,233)
Inventory	272	(138)
Prepaid expenses and other, net	(514)	(3,700)
Accounts payable	(36)	3,980
Accrued expenses and other long-term liabilities	(45,430)	3,572
Deferred revenue	12,716	8,137

Net cash provided by continuing operations	20,860	99,396
Net cash (used in) provided by discontinued operations	(1,880)	15,825

Net cash provided by operating activities	18,980	115,221

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	194,096	398,870
Purchases of available-for-sale securities	(388,942)	(426,470)
Purchases of property and equipment	(12,558)	(27,429)
Cash paid in business combinations, net of cash acquired	—	(84,846)
Proceeds from the sale of EBS	2,898	—
Proceeds from advances to EBS Master LLC	19,730	—
Other changes in equity of discontinued operations	—	15,467

Net cash used in continuing operations	(184,776)	(124,408)
Net cash used in discontinued operations	—	(17,009)

Net cash used in investing activities	(184,776)	(141,417)

Cash flows from financing activities:
Proceeds from issuance of HLTH and WHC common stock	103,263	30,433
Tax benefit on stock-based awards	457	—
Purchases of treasury stock under repurchase program	(42,906)	(71,843)
Payments of notes payable and other	(101)	(173)

Net cash provided by (used in) financing activities	60,713	(41,583)

Effect of exchange rates on cash	361	479

Net decrease in cash and cash equivalents	(104,722)	(67,300)
Change in cash of discontinued operations	—	1,184
Cash and cash equivalents at beginning of period	614,691	155,616

Cash and cash equivalents at end of period	$509,969	$89,500